Short-Term Loans	12 Months Ended
Dec. 31, 2025
Short-Term Loans [Abstract]
SHORT-TERM LOANS

NOTE 15 - SHORT-TERM LOANS

A.	On October 31, 2022, the Company entered into an agreement, as amended on December 22, 2022, with Liquidity, a related party of the Company, and certain other lenders for a revolving credit facility which shall at no time exceed the outstanding principal amount of $60 million. The Company may draw loans in a series of separate tranches from the credit line. The maturity date with respect to each tranche shall be at least 90 days of such tranche disbursement but in any event no later than November 21, 2024. As of December 31, 2025, the facility has been terminated and the Company has no outstanding obligations in its regards.

B.	On July 19, 2023, the Company entered into a $25 million unsecured revolving credit facility with Bank Hapoalim B.M. for a period of 12 months. Any amount drawn out of the facility will bear an annual interest rate of SOFR+3%. The credit facility agreement was valid until July 18, 2024.

C.	On October 16, 2024, the Company entered into a 1 year extension to the unsecured revolving credit facility agreement with Bank Hapoalim B.M and increased it to $45 million. Any amount drawn out of the facility will bear an annual interest rate of SOFR+3%. The credit facility agreement was valid until October 15, 2025. This Facility was terminated in full on June 30, 2025. The Company has no outstanding obligations in this regard.

D.	On June 30, 2025, the Company entered a $250,000 unsecured revolving credit facility (the “Facility”) with a consortium of lenders, including Citibank, Bank Hapoalim, Bank Leumi, Deutsche Bank, Goldman Sachs, Mizuho Bank, Sumitomo Mitsui Banking Corporation, and UBS.

Any amount drawn out of the facility will bear an annual interest rate of SOFR plus a margin ranging from 3.00% to 3.50% depending on the Company’s Leverage Ratio. The facility is intended for general corporate purposes of the Group, including the funding of acquisitions.

The credit facility agreement is valid until 3 years from signing. This Credit Facility includes customary restrictive covenants, including limitations on additional indebtedness, creation of liens and changes of control. In addition, failure to comply with certain of these covenants may result in an event of default, which may lead to acceleration of the amounts owed and/or the enforcement of other remedies by the banks. As December 31, 2025, no amounts were drawn on the facility. Upon entering this facility the Hapoalim Credit Facility was terminated.